                                                                    EXHIBIT 10.4



                          SALE PARTICIPATION AGREEMENT


                  SALE PARTICIPATION AGREEMENT (hereinafter called this "AGREEMENT"), dated as of August 28, 2000, between Kevork S. Hovnanian and Ara
K. Hovnanian (the "HOVNANIANS"), on the one hand, and each of the stockholders of the Company (as hereinafter defined) set forth on the signature pages hereto (each, an "Investor"), on the other hand.


                                    RECITALS

                  WHEREAS, the Hovnanians are the beneficial owners of shares of Class A Common Stock, par value $.01 per share ("CLASS A COMMON STOCK"), and Class B Common Stock, par value $.01 per share ("CLASS B COMMON STOCK" and, collectively with Class A Common Stock, "COMMON STOCK"), of Hovnanian Enterprises, Inc., a Delaware corporation (the "COMPANY");

                  WHEREAS, the Investors are the beneficial owners of shares of common stock, par value $.01 per share ("WHI COMMON STOCK"), of Washington Homes, Inc., a Maryland corporation ("WHI");

                  WHEREAS, the Company, WHI Holding Co., Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("MERGER SUB"), and WHI have entered into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), pursuant to which WHI will be merged (the "MERGER") with and into Merger Sub;

                  WHEREAS, as a result of the Merger, certain of the shares of WHI Common Stock beneficially owned by the Investors will be converted at the effective time of the Merger (the "EFFECTIVE TIME") into the right to receive, and thereafter the Investors shall become the beneficial owners of, shares of Class A Common Stock;

                  WHEREAS, in connection with the Merger, the Company and certain of the Investors are contemporaneously entering into Voting Agreements of even date herewith, pursuant to which each such Investor, as one of a limited number of related shareholders of WHI, has agreed, among other things, subject to the terms and conditions thereof, to vote his, her or its shares of WHI Common Stock for approval and adoption of the Merger Agreement; and

                  WHEREAS, incident to the Investors' ownership of shares of Class A Common Stock, the Hovnanians and the Investors propose to agree to certain provisions with respect to the future sale, upon certain terms and subject to certain conditions, of their respective shares of Common Stock.

                  NOW, THEREFORE, to implement the foregoing and in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

                  1.  TAKE-ALONG RIGHTS.

                  (a) In the event that at any time after the Effective Time
(i) either of the Hovnanians, their respective spouses, the estates of either of the Hovnanians or their respective spouses, any corporation, partnership, or other business entity if substantially all the beneficial ownership thereof is held by the Hovnanians and/or their respective spouses, or any trust in respect of either of the Hovnanians, their spouses or any lineal descendants (including any adopted children) if one or more of the Hovnanians and/or their respective spouses, and no other person, is trustee thereof (including, without limitation, the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership, and the Sirwart Hovnanian 1994 Marital Trust, but, for the avoidance of any doubt, excluding the Company or any of its subsidiaries), as the case may be (each, a "SELLING ENTITY"), proposes to sell for cash or any other consideration, either directly or indirectly (by way of the sale of beneficial ownership interest in any such affiliated entity or otherwise), any shares of Common Stock owned by it, in any transaction other than (x) a public offering of securities, (y) a sale or other transfer of beneficial ownership to any "Permitted Transferee" (as defined in the Certificate of Incorporation of the Company, as amended) or (z) a bona fide pledge of shares as collateral security for indebtedness due to the pledgee (a "PROPOSED SALE") and (ii) such Proposed Sale, when considered together with previous direct or indirect sales of Common Stock (other than the sales or other transfers referred to in clauses
(x), (y) and (z) above) by any Selling Entity, if any, that constitute part of a series of related transactions with the Proposed Sale, would constitute the sale of the direct or indirect beneficial ownership of more than 20% of the outstanding shares of Common Stock collectively beneficially owned as of the Effective Time by all persons coming within the definition of Selling Entity, then the Selling Entity will notify each Investor or the executors, administrators, testamentary trustees, legatees or beneficiaries to whom the Investor's shares may have been transferred upon his or her death (an "INVESTOR'S ESTATE") or any trust or custodianship the beneficiaries of which include only an Investor, his or her spouse and the Investor's lineal descendants (including any adopted children) (an "INVESTOR'S TRUST"), as the case may be, in writing (a "NOTICE") of such proposed sale and the material terms of the Proposed Sale as of the date of the Notice (the "MATERIAL TERMS") promptly, and in any event not less than 15 days prior to the consummation of the Proposed Sale and not more than 5 days after the execution of the definitive agreement relating to the Proposed Sale, if any (the "SALE AGREEMENT").

                  (b) If within 10 days of an Investor's or an Investor's Estate's or Investor's Trust's, as the case may be, receipt of such Notice the Selling Entity receives from an Investor or an Investor's Estate or Investor's Trust, as the case may be, a written request (a "REQUEST") to include shares of Common Stock held by the Investor or the Investor's Estate or Investor's Trust, as the case may be, in the Proposed Sale (which Request shall be irrevocable unless (x) there shall be a material adverse change in the Material Terms (including, without limitation, a change in the Material Terms that would result in the sale price being decreased by more than 10% from that set forth in the Notice) or (y) if otherwise mutually agreed to in writing by the Investor or the Investor's Estate or Investor's Trust, as the case may be, and the Selling Entity), shares of Common Stock held by the Investor, the Investor's Estate or Investor's Trust, as the case may be, will be included in the Proposed Sale as provided herein; provided that only one Request, which shall be executed by the Investor or the Investor's Estate or Investor's Trust, as the case may be, may be delivered with respect to any Proposed Sale for all shares of Common Stock held by the Investor and the Investor's Estate or Investor's Trust relating to such Investor. Promptly after the consummation of the transactions contemplated thereby, the Selling Entity will furnish each Investor, Investor's Trust or Investor's Estate delivering a Request with a copy of the Sale Agreement, if any.

                  (c) The number of shares of Common Stock that any Investor or the Investor's Estate or Investor's Trust, as the case may be, will be permitted to include in a Proposed Sale pursuant to a Request will be in the aggregate that number of shares of Common Stock owned collectively by the Investor, the Investor's Estate and the Investor's Trust, as the case may be, that is equal to the pro rata portion of the total number of shares proposed to be sold in the Proposed Sale, based upon the product of (i) the sum of the number of shares of Common Stock then owned by the Investor or the Investor's Estate or Investor's Trust, as the case may be, (ii) multiplied by a percentage calculated by dividing the aggregate number of shares of Common Stock that the Selling Entity proposes to sell in the Proposed Sale (plus all shares of Common Stock previously directly or indirectly sold (other than the sales or other transfers referred to in clauses (x), (y) and (z) of Section 1(a)) by any person coming within the definition of Selling Entity, if any, that constitute part of a series of related transactions with the Proposed
Sale) by the total number of shares of Common Stock then owned by all persons coming within the definition of Selling Entity.

                  (d) Except as may otherwise be provided herein, shares of Common Stock subject to a Request will be included in a Proposed Sale pursuant hereto and in any agreements with Investors relating thereto on the same terms and subject to the same conditions applicable to the shares of Common Stock which the Selling Entity proposes to sell in the Proposed Sale. Such terms and conditions shall include, without limitation: the sales price; the payment of fees, commissions and expenses; the provision of, and representation and warranty as to, information requested by the Selling
Entity; and the provision of requisite indemnifications; provided that any indemnification provided by an Investor, Investor's Estate or Investor's
Trust shall be pro rata in proportion with the number of shares of Common
Stock to be sold. In the case of indirect sales by the Selling Entity of beneficial ownership of the Common Stock, the sale price for the shares of an Investor or Investor's Estate or Investor's Trust, as the case may be, shall be determined by an independent investment bank or appraisal firm on the basis of the proportion of any sale price applicable to the Selling Entity that is deemed to be attributable to the Company alone, and the other terms and conditions of the Proposed Sale shall be appropriately adjusted to reflect, for purposes of the inclusion of the Investor's, the Investor's Estate's or the Investor's Trust's shares in such Proposed Sale, a sale of the Common Stock. In connection with any such indirect sale for consideration other than cash, the Investor, the Investor's Estate or the Investor's Trust, as the case may be, will be entitled to receive a proportionate amount (determined as described in the preceding sentence) of a like kind of non-cash compensation, or a proportionate interest therein. Notwithstanding anything to the contrary contained herein, in connection with any sale, whether direct or indirect, for consideration other than cash, in the absolute discretion of the Selling Entity, the shares of the Investor or the Investor's Estate or Investor's Trust, as the case may be, subject to a Request may be purchased instead for an amount in cash equal to the fair market value (determined by an independent investment bank or appraisal firm) of any non-cash consideration that would otherwise be receivable hereunder.

                  2.  CUSTODY AGREEMENT AND POWER OF ATTORNEY.

                  Upon delivering a Request or upon notice that the Selling Entity has decided to include shares held by the Investor, the Investor's Estate or the Investor's Trust, as the case may be, in the Proposed Sale, such Investor or such Investor's Estate or Investor's Trust, as the case may be, will, if requested by the Selling Entity, execute and deliver a custody agreement and power of attorney in form and substance satisfactory to the Selling Entity with respect to the shares of Common Stock which are to be sold by the Investor or the Investor's Estate or Investor's Trust, as the case may be, pursuant hereto (a "CUSTODY AGREEMENT AND POWER OF ATTORNEY"). The Custody Agreement and Power of Attorney will provide, among other things, that the Investor or the Investor's Estate or Investor's Trust, as the case may be, will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Common Stock (duly endorsed in blank by the registered owner or owners thereof) and irrevocably appoint said custodian and attorney-in-fact as the Investor or the Investor's Estate's or Investor's Trust's, as the case may be, agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Investor's or the Investor's Estate's or Investor's Trust's, as the case may be, behalf with respect to the matters specified therein.

                  3.  OBLIGATIONS TO INVESTOR.

                  (a) Each Investor's or Investor's Estate's or Investor's Trust's, as the case may be, right pursuant hereto to participate in a Proposed Sale shall be contingent on the Investor's or the Investor's Estate's or Investor's Trust's, as the case may be, strict compliance with each of the provisions hereof and the Investor's or the Investor's Estate's or Investor's Trust's, as the case may be, willingness to execute such documents in connection therewith as may be reasonably requested by the Selling Entity.

                  (b) The obligations of the Selling Entity hereunder shall extend only to the Investors or the Investor's Estates or Investor's Trusts, as the case may be, and no other of the Investors' or the Investor's Estates' or Investor's Trusts', as the case may be, successors or assigns shall have any rights pursuant hereto.

                  4.  NOTICES.

                  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered to the party to whom it is directed:

                  (a) If to the Hovnanians, to them in care of the following address:

                          Hovnanian Enterprises, Inc.
                          10 Highway 35, P.O. Box 500
                          Red Bank, New Jersey  07701

                  (b) If to an Investor, to him or her at the address set forth below under his, her or its signature or otherwise designated by such investor;

                  (c) If to an Investor's Estate or Investor's Trust, at the
                      address provided to the Hovnanians by such entity.

         or at such other address as any of the above shall have specified by notice in writing delivered to the others by certified mail.

Any notice which is required to be given to an Investor shall, if the Investor is then deceased, be given to the Investor's personal representative if such representative has previously informed the Hovnanians of his or her status and address by written notice under this Section 4.

                  5.  APPLICABLE LAW.

                  The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding against any Investor, Investor's Estate or Investor's Trust, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of New Jersey, as the Hovnanians may elect in their sole discretion, and each Investor hereby submits, on behalf of his, her or its self and his or her Investor's Estate and Investor's Trust, to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, each Investor appoints the Secretary of the Company, at the executive offices of the Company in Red Bank, New Jersey (or such other place within the State of New Jersey as may be designated for such purpose), as his, her or its agent, and the agent of the Investor's Estate and Investor's Trust, upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Investor, the Investor's Estate or Investor's Trust in the manner provided in Section 4 hereof, shall be deemed in every respect effective service of process upon him, her or it in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Hovnanians to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any Investor, Investor's Estate or Investor's Trust, in such other jurisdictions and in such manner, as may be permitted by applicable law. Each Investor, on behalf of his, her or its self and his or her Investor's Estate and Investor's Trust, hereby irrevocably waives any objections which he, she or it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New Jersey, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Hovnanians with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of New Jersey, and each Investor, on behalf of his, her or its self and his or her Investor's Estate and Investor's Trust, hereby irrevocably waives any right which he, she or it may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Hovnanians hereby submit to the jurisdiction of such courts for the purpose of any such suit, action or proceeding, and by the execution and delivery of this Agreement, appoint the Secretary of the Company, at the executive offices of the Company in Red Bank, New Jersey (or such other place within the State of New Jersey as may be designated for such purpose), as their agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Hovnanians in the manner provided in Section 4 hereof, shall be deemed in every respect effective service of process upon the Hovnanians in any suit, action or proceeding. The Hovnanians hereby irrevocably waive any objections which they may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New Jersey, and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

                  6.  BINDING EFFECT.

                  This Agreement shall not become effective until the Effective Time. After the Effective Time, the provisions of this Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, and shall also inure to the benefit of each affiliate of the Hovnanians that may become a Selling Entity.

                  7.  TERMINATION.

                  This Agreement shall terminate, and shall cease to be of any further force or effect, with respect to any Investors and his or her Investor's Estate or Investor's Trust at such time as any Investor and his or her Investor's Estate and Investor's Trust collectively beneficially own shares of Common Stock representing less than 1% of the issued and outstanding shares of Common Stock of the Company.

                  8.  INVESTOR'S ACKNOWLEDGMENT.

                  It is the understanding of each Investor that, and he, she or it hereby acknowledges, that such Investor is aware that no Proposed Sale presently is contemplated and that such a sale may never occur.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                         /s/ Kevork S. Hovnanian
                                         ---------------------------
                                         Kevork S. Hovnanian


                                         /s/ Ara K. Hovnanian
                                         ---------------------------
                                         Ara K. Hovnanian



                                         ---------------------------
                                                Investor

                                         ---------------------------

                                         ---------------------------
                                             Address of Investor

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                                  ----------------------
                                                  Kevork S. Hovnanian


                                                  ----------------------
                                                  Ara K. Hovnanian


Investors:



   /s/ Geaton A. DeCesaris, Sr.*                 /s/ Paul C. Sukalo*
---------------------------------------         ------------------------------
Geaton A. DeCesaris, Sr.                        Paul C. Sukalo


   /s/ Elizabeth H. DeCesaris*                    /s/ Ida M. Sukalo*
---------------------------------------         --------------------------------
Elizabeth H. DeCesaris                          Ida M. Sukalo


   /s/ Marco A. DeCesaris*                        /s/ Thomas Pellerito*
---------------------------------------         --------------------------------
Marco A. DeCesaris                              Thomas Pellerito


   /s/ Joseph A. DeCesaris*                       /s/ Josephine A. DeCesaris*
---------------------------------------         --------------------------------
Joseph A. DeCesaris                             Josephine A. DeCesaris


   /s/ Donna M. DeCesaris*                       /s/ Geaton A. DeCesaris, Jr.
---------------------------------------         --------------------------------
Donna M. DeCesaris                              Geaton A. DeCesaris, Jr.


   /s/ A. Hugo DeCesaris*
---------------------------------------
A. Hugo DeCesaris


   /s/ Julie P. DeCesaris*
---------------------------------------
Julie P. DeCesaris



*PURSUANT TO A POWER OF ATTORNEY ATTACHED HERETO.

                                      THE DeCESARIS FAMILY
                                      WASHINGTON HOMES STOCK
                                      GRAT TRUST


                                      By:      /s/ Geaton A. DeCesaris, Sr.*
                                           -------------------------------------
                                               Geaton A. DeCesaris, Sr., Trustee



                                      THE JOSEPH A. AND DONNA
                                      M. DeCESARIS FAMILY TRUST


                                      By:      /s/ Maria R. Vaccaro*
                                           -------------------------------------
                                               Maria R. Vaccaro, Trustee


                                      By:      /s/ Robert D. Courtland*
                                           -------------------------------------
                                               Robert D. Courtland, Trustee


                                      THE GEATON A. AND JOSEPHINE A.
                                      DeCESARIS FAMILY TRUST


                                      By:      /s/ Maria R. Vaccaro*
                                           -------------------------------------
                                               Maria R. Vaccaro, Trustee


                                      By:      /s/ Robert D. Courtland*
                                           -------------------------------------
                                               Robert D. Courtland, Trustee






*PURSUANT TO A POWER OF ATTORNEY ATTACHED HERETO.

THE MARCO A. DeCESARIS
FAMILY TRUST


By:      /s/ Maria R. Vaccaro*
   --------------------------------
         Maria R. Vaccaro, Trustee


By:      /s/ Robert D. Courtland*
   --------------------------------
         Robert D. Courtland, Trustee


THE GEATON A. AND ELIZABETH H.
DeCESARIS FAMILY TRUST


By:      /s/ Maria R. Vaccaro*
   --------------------------------
         Maria R. Vaccaro, Trustee


By:      /s/ Robert D. Courtland*
   --------------------------------
         Robert D. Courtland, Trustee


THE A. HUGO AND JULIE P.
DeCESARIS FAMILY TRUST


By:      /s/ Maria R. Vaccaro*
   --------------------------------
         Maria R. Vaccaro, Trustee


By:      /s/ Robert D. Courtland*
   --------------------------------
         Robert D. Courtland, Trustee






*PURSUANT TO A POWER OF ATTORNEY ATTACHED HERETO.

                                    AGREEMENT
                                       AND
                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint Geaton A. DeCesaris, Jr. his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver to Hovnanian Enterprises, Inc. (hereinafter referred to a "Hovnanian") (i) the respective forms of Voting Agreement to which the undersigned and Hovnanian Enterprises, Inc. ("Hovnanian"), dated as of August 28, 2000, are parties, (ii) that certain Sale Participation Agreement, dated as of August 28, 2000, between Kevork S. Hovnanian and Ara K. Hovnanian, on the one hand, and each of the undersigned, on the other hand, are parties, and (iii) that certain Registration Rights Agreement, dated as of August 28, 2000, between Hovnanian and each of the undersigned. The undersigned further grants unto said attorney-in -fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with the execution and delivery of the foregoing agreements to Hovnanian, as fully to all intents and purposes as he, she or it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in two or more counterparts, each of which shall be deemed to constitute one and the same instrument or document.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of August, 2000.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

                                        THE DeCESARIS FAMILY
 /s/ Geaton A. DeCesaris, Sr.           WASHINGTON HOMES STOCK
---------------------------------       GRAT TRUST
Geaton A. DeCesaris, Sr.


 /s/ Elizabeth H. DeCesaris             By:     /s/ Geaton A. DeCesaris
---------------------------------           ------------------------------------
Elizabeth H. DeCesaris                         Geaton A. DeCesaris, Sr., Trustee


 /s/ Marco A. DeCesaris                 THE JOSEPH A. AND DONNA
---------------------------------       M. DeCESARIS FAMILY TRUST
Marco A. DeCesaris


 /s/ Joseph A. DeCesaris                By:     /s/ Maria R. Vaccaro
---------------------------------           ------------------------------------
Joseph A. DeCesaris                            Maria R. Vaccaro, Trustee


 /s/ Donna M. DeCesaris                 By:     /s/ Robert D. Courtland
---------------------------------           ------------------------------------
Donna M. DeCesaris                             Robert D. Courtland, Trustee


 /s/ A. Hugo DeCesaris                  THE GEATON A. AND JOSEPHINE A.
---------------------------------       DeCESARIS FAMILY TRUST
A. Hugo DeCesaris


 /s/ Julie P. DeCesaris                 By:    /s/ Maria R. Vaccaro
---------------------------------           ------------------------------------
Julie P. DeCesaris                             Maria R. Vaccaro, Trustee


 /s/ Paul C. Sukalo                     By:    /s/ Robert D. Courtland
---------------------------------            -----------------------------------
Paul C. Sukalo                                 Robert D. Courtland, Trustee


 /s/ Ida M. Sukalo
---------------------------------
Ida M. Sukalo


 /s/ Thomas Pellerito
---------------------------------
Thomas Pellerito


 /s/ Josephine DeCesaris
---------------------------------
Josephine DeCesaris

THE GEATON A. AND ELIZABETH H.          THE MARCO A. DeCESARIS
DeCESARIS FAMILY TRUST                  FAMILY TRUST


By:      /s/ Maria R. Vaccaro
    -----------------------------
        Maria R. Vaccaro, Trustee       By:    /s/ Maria R. Vaccaro
                                            ------------------------------------
                                               Maria R. Vaccaro, Trustee
By:      /s/ Robert D. Courtland
     ----------------------------
        Robert D. Courtland, Trustee    By:    /s/ Robert D. Courtland
                                            ------------------------------------
                                               Robert D. Courtland, Trustee
THE A. HUGO AND JULIE P.
DeCESARIS FAMILY TRUST


By:     /s/ Maria R. Vaccaro
     ----------------------------
        Maria R. Vaccaro, Trustee


By:     /s/ Robert D. Courtland
     ----------------------------
       Robert D. Courtland, Trustee




*PURSUANT TO A POWER OF ATTORNEY ATTACHED HERETO.